UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2018

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2018 annual meeting of stockholders of America’s Car-Mart, Inc. (the “Company”) was held on August 29, 2018. The record date for such meeting was July 17, 2018 on which date there were a total of 7,082,063 shares of common stock outstanding and entitled to vote. The following matters were voted upon by the Company’s stockholders at the annual meeting. The numbers of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, for each of these matters are set forth below.

1. To elect directors for a term of one year:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ray C. Dillon	5,215,188	79,948	946	1,684,650
Daniel J. Englander	5,004,102	290,956	1,025	1,684,650
William H. Henderson	5,228,335	66,801	946	1,684,650
Jim von Gremp	5,212,988	82,149	946	1,684,650
Joshua G. Welch	5,247,687	47,450	946	1,684,650
Jeffrey A. Williams	5,228,460	66,677	946	1,684,650

2. To approve an advisory resolution regarding the Company's compensation of its named executive officers.

Votes For	5,173,971
Votes Against	15,740
Votes Abstained	106,372
Broker Non-Votes	1,684,649

3. To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2019.

Votes For	6,857,173
Votes Against	20,000
Votes Abstained	103,560
Broker Non-Votes	0

4. To approve an amendment to the Company’s Amended and Restated Stock Incentive Plan, increasing the number of shares authorized for issuance under the plan by 100,000.

Votes For	4,786,168
Votes Against	404,190
Votes Abstained	105,725
Broker Non-Votes	1,684,650

5. To approve an amendment to the Company’s Amended and Restated Stock Option Plan, increasing the number of shares authorized for issuance under the plan by 200,000.

Votes For	4,736,851
Votes Against	452,882
Votes Abstained	106,350
Broker Non-Votes	1,684,650

No additional business or other matters came before the meeting or any adjournment thereof.

Item 8.01	Other Matters

On August 29, 2018, the Board of Directors of the Company elected Ray C. Dillon as Chairman of the Board. Mr. Dillon will receive an additional $10,000 annual retainer to serve as Chairman of the Board. He will continue to serve on the nominating, compliance, audit and compensation committees of the Board. Mr. Dillon served as a director since August 2017.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Stock Incentive Plan (Incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed with the SEC on June 23, 2015).

10.2	Amendment to Amended and Restated Stock Incentive Plan

10.3	Amended and Restated Stock Option Plan (Incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A filed with the SEC on June 23, 2015).

10.4	Amendment to Amended and Restated Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: September 4, 2018	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial Officer)